                                                                   EXHIBIT 99.6

                                                                 EXECUTION COPY

                            COLLATERAL RANKING AGREEMENT, dated as of November 13, 2002, among MDCP ACQUISITIONS LIMITED, a company incorporated in Ireland with registered number 357957 (the "PARENT"), MDP ACQUISITIONS PLC, a company incorporated in Ireland with registered number 357958 ("NEWCO I"), MDCP Acquisitions I, a company incorporated in Ireland with registered number 358039 (the "COMPANY"), the Subsidiaries of the Company identified on the signature pages hereto (collectively with the Parent, Newco I and the Company, the "LOAN PARTIES"), JPMorgan Chase Bank, as trustee under the Indenture, and Deutsche Bank AG London, as collateral agent.

                              W I T N E S S E T H :

          WHEREAS, the Parent, Newco I, the Company and certain Subsidiaries of the Company have entered into or agreed to enter into from time to time the Security Documents in order to induce the Finance Parties (other than the Hedging Banks) to enter into the Credit Agreement, the Hedging Banks to enter into the Hedging Documents and the Spanish Bond Creditors to enter into the Spanish Bond Debt Documents;

          WHEREAS, amounts outstanding under the Senior Finance Documents, the Hedging Documents and the Spanish Bond Debt Documents are, or will from time to time be, secured by Security Interests in the Collateral described in the Security Documents;

          WHEREAS, Deutsche Bank AG London is the Security Agent under the Security Documents and, pursuant to the Priority Agreement, has been authorized to enter into this Agreement on behalf of the Senior Agreement Creditors (including the Hedging Banks and the Spanish Bond Creditors);

          WHEREAS, the Indenture requires that the Senior Note Obligations benefit from certain security interests, specified more fully in the Indenture;

          WHEREAS, the amounts outstanding under the Senior Note Obligations are, or will from time to time be, secured by Security Interests in the Collateral described in the Bond Security Documents;

          WHEREAS, JPMorgan Chase Bank is the trustee under the Indenture (together with any successors thereto, the "SENIOR NOTE TRUSTEE") and has agreed to become a party to this Agreement for the sole purpose of facilitating the validity of the Bond Security Documents and the enforceability thereof by the Collateral Agent;

          WHEREAS, the Company, the Loan Parties and the Senior Note Trustee have requested the Collateral Agent to hold security for the Bond Creditors and the Collateral Agent holds or will hold the security for the Senior Agreement Creditors (including the Hedging Banks and the Spanish Bond Creditors);

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and to induce the Finance Parties (other than the Hedging Banks) to enter into the Credit Agreement, to induce the Hedging Banks to enter into the Hedging Documents, and to induce the Spanish Bond Creditors to enter into the Spanish Bond Debt Documents, and in order to comply with the requirements of the Indenture, each Loan Party, Deutsche Bank AG London (as Security Agent on behalf of the Senior Agreement Creditors and as Collateral Agent hereunder) and the Senior Note Trustee hereby agree as follows:

                            ARTICLE I. DEFINED TERMS

          SECTION 1.01. DEFINITIONS.

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b) The following terms shall have the respective meanings set forth below:

          "2005 BONDS" means the 6.75% Guaranteed Notes due 2005 of Smurfit Capital Funding PLC issued pursuant to the Indenture.

          "2005 OBLIGATIONS" means the unpaid principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the 2005 Bonds, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Smurfit Capital Funding PLC, the Company or any of their respective affiliates under the Indenture or the 2005 Bonds.

          "2025 BONDS" means the 7.5% Guaranteed Debentures due 2025 of Smurfit Capital Funding PLC issued pursuant to the Indenture.

          "2025 OBLIGATIONS" means the unpaid principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the 2025 Bonds, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Smurfit Capital Funding PLC, the Company or any of their respective affiliates under the Indenture or the 2025 Bonds.

          "ADDITIONAL DEBT" in relation to any obligation or liability means:

          (i) any refinancing, novation, deferral or extension of any of those obligations or liabilities;

          (ii) any further advance made under any agreement supplemental to any relevant finance document plus all related interest, fees and costs;

          (iii) any claim for damages or restitution in the event of rescission of any such obligations or liabilities or otherwise in connection with any relevant finance document;

          (iv) any claim against any Obligor flowing from any recovery by an Obligor or any other person or a payment or discharge in respect of those obligations or liabilities on the grounds of preference or otherwise; and

          (v) any amounts (such as post-insolvency interest) which would otherwise be included in any such liability but for any discharge, non-provability, unenforceability or non-allowability of the same in any Insolvency or other proceedings.

          "BOND CREDITOR" means any noteholder under the 2005 Bonds or the 2025 Bonds and the Senior Note Trustee.

          "BOND SECURITY DOCUMENTS" means the security documents granting security in favor of the Bond Creditors or the Collateral Agent for the benefit of the Bond Creditors in respect of the Senior Note Obligations, a schedule of which shall be kept by the Company and provided to the Collateral Agent and Senior Note Trustee upon request from time to time.

          "COLLATERAL" means all assets or property of the Loan Parties, now owned or hereafter acquired, upon which a Security Interest is purported to be created by any Security Document or Bond Security Document.

          "COLLATERAL ACCOUNT" has the meaning assigned to such term in Section 3.01.

          "COLLATERAL AGENT" means Deutsche Bank AG London, in its capacity as collateral agent hereunder and as Security Agent for the Senior Agreement Creditors in each case under this Agreement, and any successor collateral agent appointed hereunder.

          "COLLATERAL ESTATE" has the meaning assigned to such term in Section 2.01(b).

          "CREDIT AGREEMENT" means the credit facility agreement, dated as of September 12th, 2002 (as amended, supplemental or otherwise modified from time to time), between, among others, the Company, certain Subsidiaries of the Company, MDCP Acquisitions Limited (formerly known as MDCP Acquisitions plc) and MDP Acquisitions plc, the Lenders from time to time thereto, Deutsche Bank AG London, as Facility Agent and Security Agent, and Deutsche Bank AG London and Merrill Lynch International, as Arrangers.

          "DEED OF ACCESSION" means a deed of accession substantially in the form of Schedule I.

          "DISTRIBUTION DATE" means each date fixed by the Collateral Agent in its sole discretion for a distribution pursuant to the applicable provisions of this Agreement of any funds held in the Collateral Account.

          "EXCHANGE RATE" means, at any date of determination thereof with respect to any currency, the spot rate of exchange for the conversion of such currency into the Euro (or U.S. Dollars where a payment is required to be made in U.S. Dollars under this Agreement) determined by reference to such rate publishing service as is customarily utilized by the Collateral Agent for such purpose; PROVIDED that, to the extent that "Exchange Rate" is used herein to refer to an actual exchange by the Collateral Agent of one currency for another, "Exchange Rate" shall be deemed to refer to the rate at which such exchange actually occurs so long as such exchange is effected under customary market conditions. Any such determination of the Exchange Rate by the Collateral Agent shall be conclusive absent manifest error.

          "HEDGING BANK" has the meaning given to it in the Priority Agreement.

          "HEDGING DEBT" has the meaning given to it in the Priority Agreement.

          "HEDGING DOCUMENT" has the meaning given to it in the Priority Agreement.

          "HEDGING SECURITY DOCUMENTS" means the guarantee and debenture entered, or to be entered, into by the Parent and others as chargors in favor of the Security Agent under the Credit Agreement (as same may be amended and supplemented from time to time by a deed of accession thereto) as security for obligations under the Hedging Documents.

          "INDENTURE" means the Indenture, dated November 15, 1995, by and among Smurfit Capital Funding PLC (as issuer), Jefferson Smurfit Group Public Limited Company (as guarantor), Smurfit International B.V. (as guarantor), Packaging International Finance (as guarantor) and JPMorgan Chase Bank (formerly known as Chemical Bank) (as trustee), as amended from time to time.

          "INSTRUCTING GROUP" means, at any time, Senior Agreement Creditors and Bond Creditors the aggregate of whose shares in (a) the amount of Senior Debt (other than Hedging Debt), (b) the amount of Hedging Debt, (c) the amount of Spanish Bond Debt (or if none of the Spanish Bonds have been issued, in the aggregate face amount (the "SPANISH BOND AMOUNT") of all Spanish Bonds which the Spanish Bond Creditors have unconditionally committed to issue under the Spanish Bond Counter-Indemnities) and (d) the amount of Senior Note Debt, at that time exceeds 50.0% of the aggregate of
     (i) the Senior Debt (other than the Hedging Debt), (ii) the Hedging Debt,
     (iii) the Spanish Bond Debt or (as the case may be) the Spanish Bond Amount and (iv) the Senior Note Debt, at that time. The amount of Hedging Debt shall be calculated in accordance with Schedule 8 of the Priority Agreement.

          "OBLIGATIONS" means, collectively, the Senior Agreement Obligations and the Senior Note Obligations.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel satisfactory to the Collateral Agent, who may be counsel regularly retained by the Collateral Agent.

          "PRIORITY AGREEMENT" means the Priority Agreement, dated September 16, 2002, between, amongst others, the Senior Agreement Creditors, the Investors (as defined therein), MDCP Acquisitions plc and certain of its Subsidiaries, as amended, supplemented or otherwise modified from time to time.

          "SECURED INSTRUMENTS" means at any time (a) the Senior Finance Documents (including the Hedging Documents), (b) the Spanish Bond Debt Documents and (c) the Indenture and the Senior Notes.

          "SECURED PARTIES" means the holders or creditors from time to time of the Obligations; and, when used with reference to any Loan Party, "Secured Parties" means the holders or creditors from time to time of the Obligations with respect to which such Loan Party has liability; and when used with respect to the Senior Note Obligations, includes the Senior Note Trustee.

          "SENIOR AGREEMENT CREDITORS" means the Finance Parties (including the Hedging Banks) and the Spanish Bond Creditors.

          "SENIOR AGREEMENT OBLIGATIONS" means all present and future obligations and liabilities (actual or contingent) of the Company and any other member of the Group under the Senior Finance Documents (including the Hedging Documents) and the Spanish Bond Debt Documents, whether or not matured and whether or not liquidated, together with any Additional Debt related thereto.

          "SENIOR DEBT" means all present and future liabilities (actual or contingent) payable or owing by any Obligor to any Senior Agreement Creditor under or in connection with the Senior Finance Documents (including the Hedging Documents), whether or not matured and whether or not liquidated, together with any Additional Debt relating thereto.

          "SENIOR NOTE DEBT" means all present and future Senior Note Obligations (actual and contingent), whether or not matured and whether or not liquidated, together with any Additional Debt relating thereto.

          "SENIOR NOTE OBLIGATIONS" means the 2005 Obligations and the 2025 Obligations.

          "SENIOR NOTES" means the 2005 Bonds and the 2025 Bonds.

          "SENIOR NOTE TRUSTEE" means, with respect to the Indenture, the entity acting as Trustee under the Indenture, being JPMorgan Chase Bank at the date of this Agreement, and any successor thereto in such capacity.

          "SPANISH BOND" has the meaning given to it in the Priority Agreement.

          "SPANISH BOND COUNTER - INDEMNITIES" has the meaning given to it in the Priority Agreement.

          "SPANISH BOND CREDITORS" has the meaning given to it in the Priority Agreement.

          "SPANISH BOND DEBT" means all present and future liabilities (actual and contingent) payable or owing by any member of the Group to any Spanish Bond Creditor under or in connection with the Spanish Bond Debt Documents, whether or not matured and whether or not liquidated, together with any Additional Debt relating thereto.

          "SPANISH BOND DEBT DOCUMENTS" has the meaning given to it in the Priority Agreement.

          (c) The rules of construction specified in Section 1.2 of the Credit Agreement (other than Section 1.2(d)(iv)) shall be applicable to this Agreement.

          (d) It is intended by the parties that this Agreement take effect as a deed notwithstanding that a party only executes it under hand.

                   ARTICLE II. AUTHORITY OF COLLATERAL AGENT

          SECTION 2.01. GENERAL AUTHORITY OF THE COLLATERAL AGENT OVER THE COLLATERAL.

          (a) In consideration of the Loan Parties granting or agreeing to grant the security under the Security Documents and the Bond Security Documents, and the other Secured Parties agreeing to the terms of this Agreement, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent (or to the extent
Section 6.17 is applicable, joint creditor) of such Secured Party for enforcement of any provisions of this Agreement, the Security Documents and the Bond Security Documents against any Loan Party or the exercise of remedies hereunder or thereunder, (iii) to agree that, except as provided in this Agreement, such Secured Party shall not, unless requested to by the Collateral Agent, take any action to enforce any provisions of any Security Document or Bond Security Document against any Loan Party or to exercise any remedy thereunder, (iv) to agree to be bound by the terms of this Agreement, and (v) to authorize the Collateral Agent to perform such duties and exercise such rights and powers under this Agreement, the Security Documents and the Bond Security Documents as are delegated to the Collateral Agent hereunder or thereunder, together with such rights and powers as are reasonably incidental thereto. By acceptance of, and as a condition to participating in, the benefits of this Agreement and the Bond Security Documents, each Bond Creditor shall be deemed to have irrevocably agreed to and further shall be deemed irreversibly to authorize the Collateral Agent to enter into the Bond Security Documents on its behalf (or in its capacity as joint creditor under Section 6.17 with the Bond Creditors). The Senior Note Trustee on behalf of the Bond Creditors irrevocably agrees and authorizes the Collateral Agent to enter into the Bond Security Documents on its behalf or in its capacity as joint creditor with the Bond Creditors under
Section 6.17.

          (b) The Collateral Agent hereby agrees that it holds and will hold all of its right, title and interest in, to and under the Security Documents and the Bond Security Documents and the Collateral granted to the Collateral Agent thereunder whether now existing or hereafter arising, and whether or not the Collateral Agent is referred to as holding such Collateral as trustee or agent (all such right, title and interest being hereinafter referred to as the "COLLATERAL ESTATE") under and subject to the conditions set forth in this Agreement; and the Collateral Agent further agrees that it will hold such Collateral Estate on trust or, to the extent required by applicable local law, as agent (or as agent or proxy for the Security Agent in the case of the German security trust agreement entered into in connection with the Credit Agreement and any security relating thereto) for the benefit of the relevant Secured Parties, for the enforcement of the payment of all Obligations secured by the relevant Collateral (subject to the limitations and priorities set forth herein and in the respective Security Documents and the Bond Security Documents) and as security for the performance of and compliance with the covenants and conditions of this Agreement and each of the Security Documents and the Bond Security Documents.

          (c) The provisions of this Agreement, to the extent relating to the Senior Agreement Creditors and the Loan Parties are in addition to those set out in the Priority Agreement. Except to the extent inconsistent with the terms of this Agreement, the terms of the Priority Agreement continue to govern the agreement between the Senior Agreement Creditors and the Loan Parties with respect to the matters provided for therein.

          SECTION 2.02. ENFORCEMENT INSTRUCTIONS.

          (a) The Collateral Agent may refrain from enforcing the security conferred by the Security Documents and Bond Security Documents unless and until instructed by an Instructing Group.

          (b) Subject to such security having become enforceable, an Instructing Group may give or refrain from giving instructions to the Collateral Agent to enforce or refrain from enforcing the security conferred by the Security Documents and Bond Security Documents as they see fit.

          (c) The Secured Parties shall not have any right separately to enforce any of the Security Documents or Bond Security Documents or to instruct or require the Collateral Agent to enforce any of the Security Documents or Bond Security Documents or give any notice, withdraw any consent or take any other action under any of the Security Documents or Bond Security Documents or crystallize any floating charge, except as part of an Instructing Group (or in the case of the Hedging Banks save as provided for in Clause 12.2 of the Priority Agreement).

          (d) Any instructions given to the Collateral Agent by an Instructing Group (and which are within the powers of an Instructing Group) will override any conflicting instructions given by any other party. The Collateral Agent will be fully protected in complying with the instructions of an Instructing Group.

          (e) In the absence of any such instructions and/or any relevant contrary requirement contained in this Agreement, the Collateral Agent may act or refrain from acting with respect to any right, power or discretion and as to any matter not expressly provided for in this Agreement, the Security Documents or the Bond Security Documents as it shall see fit.

          (f) Any such instructions by an Instructing Group (and which are within the powers of an Instructing Group) shall be binding on all the Secured Parties.

          (g) For the purpose of calculating an Instructing Group or determining whether or not an instruction has been given under this Agreement by an Instructing Group the Collateral Agent may rely:

          (i) On a certificate from the Facility Agent as to the share in the Senior Debt of any Senior Agreement Creditors voting in favor of any particular instruction or request and as to the amount of the outstanding Senior Debt;

          (ii) On a certificate from a Hedging Bank as to the amount of outstanding Hedging Debt (calculated in accordance with Schedule 8 to the Priority Agreement) held by such Hedging Bank and whether such Hedging Bank is voting in favor of any particular instruction or request.

          (iii) On a certificate from a Spanish Bond Creditor as to the share in the Spanish Bond Debt or Spanish Bond Amount of any Spanish Bond Creditors voting in favor of any particular instruction or request and as to the amount of the outstanding Spanish Bond Debt or Spanish Bond Amount; and

          (iv) On a certificate from the Senior Note Trustee as to the share in the Senior Note Debt of any Bond Creditor voting in favor of any particular instruction or request and as to the amount of the outstanding Senior Note Debt.

          For avoidance of doubt, any action to be taken hereunder by Bond Creditors as part of an Instructing Group may only be taken by the Senior Note Trustee on behalf of such Bond Creditors. The Collateral Agent shall not incur any liability in relying on any such certificate or certificates.

          (h) The Collateral Agent shall enforce the security conferred by the Security Documents and the Bond Security Documents in such manner (if then enforceable) as an Instructing Group shall instruct or, in the absence of such instructions, as it sees fit.

          (i) No Secured Party shall be responsible to any Loan Party for the Collateral Agent's failure to enforce any security over the Collateral (except to the extent arising from such person's gross negligence or willful default) and the Collateral Agent may cease any such enforcement at any time.

          SECTION 2.03. RELEASE OF SECURITY.


          (a) If: (i) on an enforcement of any of the Security Documents or Bond Security Documents, the Collateral Agent (or any receiver) sells or otherwise disposes of any asset or shares; or (ii) a Loan Party sells or otherwise disposes of an asset or shares at the request of an Instructing Group after an event of default (howsoever described ) under any of the Secured Instruments has occurred which is continuing, then the Collateral Agent may execute on behalf of each Secured Party and each Loan Party, without the need for any further referral to or authority from such Secured Party or Loan Party, any release of the security created by the

Security Documents or Bond Security Documents over that asset or shares, provided that the net proceeds of the sale or disposal are applied in payment of Obligations in the order set out in Section 3.03.

          (b) If a disposal to a person or persons outside the Group of assets or shares owned by any Loan Party over which security has been created by the Security Documents or Bond Security Documents is permitted by the terms of Clause 23.6 (Disposals) of the Credit Agreement and will not result directly in any breach of the terms of the Credit Agreement, the Collateral Agent shall on the completion of the disposal release (at the expense of the relevant Loan Party) from the Security Documents and Bond Security Documents the assets or shares which are subject to that disposal and (where the disposal is such that a Loan Party ceases to be a member of the Group) the assets of or shares owned by that entity.

          (c) The Collateral Agent shall (at the reasonable request and at the expense of the Company) following a release of security under Section 2.03(a) or
(b) above provide confirmation of the release of any asset or shares from the security under the Security Documents and Bond Security Documents or (where relevant) confirmation of non-crystallization of a floating charge, such confirmation to be in such form as the Collateral Agent may determine. Each Secured Party will execute such releases as the Collateral Agent may reasonably require to give effect to this Section 2.03, any such release given by the Senior Note Trustee to be without recourse or warranty. No such release will affect the obligations and liabilities of any other Loan Party under the Secured Instruments.

          SECTION 2.04. RIGHT TO INITIATE JUDICIAL PROCEEDINGS. The Collateral Agent (a) shall have the right and power to institute and maintain such actions, suits and proceedings (each a "suit") as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document and each Bond Security Document and (b) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction. The Collateral Agent shall not be required to institute or maintain any such suits or enforce such rights or foreclose upon and sell the Collateral unless it has been fully indemnified to its satisfaction (acting reasonably) by the Secured Parties.

          SECTION 2.05. EXERCISE OF POWERS. All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Security Document or any Bond Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Security Document or any Bond Security Document may be exercised from time to time as herein and therein provided.

          SECTION 2.06. REMEDIES NOT EXCLUSIVE.

          (a) No remedy conferred upon or reserved to the Collateral Agent herein or in the Security Documents and Bond Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or any Bond Security Document or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission by the Collateral Agent to exercise any right, remedy or power hereunder or under any Security Document or any Bond Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document or any Bond Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

          (c) All rights of action and of asserting claims upon or under this Agreement and the Security Documents and Bond Security Documents may be enforced by the Collateral Agent without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be, subject to the applicable provisions of Article V, brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral Estate.

          SECTION 2.07. LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT OF COLLATERAL. Beyond its duties to account to the Secured Parties and the Loan Parties for moneys and other property received by it hereunder or on an enforcement of the security under any Security Document or Bond Security Document, the Collateral Agent shall not have any duty to the Loan Parties or to the Secured Parties under this Agreement or as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent's duties under this Agreement, the Security Documents and/or the Bond Security Documents are of a mechanical and administrative nature.

          SECTION 2.08. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement or any Security Document or Bond Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 2.09. RIGHTS OF SECURED PARTIES IN RESPECT OF OBLIGATIONS. Notwithstanding any other provision of this Agreement or any Security Document or Bond Security Document but subject in the case of the Senior Agreement Obligations to the Priority Agreement, the right of each Secured Party to receive payment of the Obligations held by or owed to such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise), as expressed in the instruments evidencing or agreements governing such Obligations, or to institute suit for the enforcement of such payment on or after such due date, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the instruments evidencing or agreements governing such Obligations.

          SECTION 2.10. EQUAL AND RATABLE SECURITY. This Agreement, the Security Documents and the Bond Security Documents (a) are intended to secure the Senior Note

Obligations equally and ratably with the Senior Agreement Obligations and otherwise comply with Section 1009 of the Indenture and the Credit Agreement and Priority Agreement and (b) shall be construed and enforced as provided in this Agreement to give effect to such intention. The Collateral Agent (as agent hereunder and on behalf of the Senior Agreement Creditors) (i) consents, subject to the terms of this Agreement, to the execution and enforcement of the Bond Security Documents, including any Bond Security Documents entered into after the date hereof for purposes of complying with Section 1009 of the Indenture, and any amendments to such Bond Security Documents necessary for such purposes, and
(ii) agrees to take no action which will impair the right of the holders of the Senior Notes to be secured as required by Section 1009 of the Indenture (provided that for the avoidance of doubt this shall not prevent or restrict the taking of any action to enforce any of the Collateral or any Security Document or Bond Security Documents in accordance with this Agreement). The failure of any Bond Creditor to take any action required of it hereunder shall not constitute a waiver of its rights under Section 1009 of the Indenture.

                 ARTICLE III. COLLATERAL ACCOUNT: DISTRIBUTIONS

          SECTION 3.01. THE COLLATERAL ACCOUNT. At such time as the Collateral Agent deems appropriate, there shall be established and, at all times thereafter until this Agreement shall have terminated, there shall be maintained with the Collateral Agent in London an interest bearing account which shall be entitled the "JSG Collateral Account" (the "COLLATERAL ACCOUNT"). All moneys which are received by the Collateral Agent or any agent or nominee of the Collateral Agent on an enforcement of any security conferred by the Security Documents or the Bond Security Documents, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document or Bond Security Document, shall be deposited in the Collateral Account and held by the Collateral Agent as part of the Collateral Estate and applied in accordance with the terms of this Agreement. All interest and income received thereon shall be held in the Collateral Account as part of the Collateral Estate. The Collateral Agent shall maintain such sub-accounts and records with respect to the Collateral Account as will permit the segregation and allocation of proceeds of Collateral in accordance with Section 3.03. In the event that an amount is received by the Collateral Agent or any agent or nominee of the Collateral Agent on an enforcement of any security conferred by the Security Documents or the Bond Security Documents and such amount is denominated in any currency other than Euro, the Collateral Agent shall (unless such amount is required by this Agreement to be paid to the Senior Note Trustee) convert such amount into an amount of Euro on or prior to the Distribution Date for such amount based upon the relevant Exchange Rate in effect on the date of such conversion.

          SECTION 3.02. CONTROL OF COLLATERAL ACCOUNT. All right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral Estate. The Collateral Account shall be subject to the exclusive operation and control of the Collateral Agent.

          SECTION 3.03. APPLICATION OF MONEYS.

          (a) Subject to the rights of any creditor with prior security or preferential claims (other than rights under the Secured Instruments), the proceeds of enforcement of the security over any Collateral conferred by the Security Documents and the Bond Security Documents shall be paid to the Collateral Agent. Those proceeds and all other amounts paid to the Collateral Agent under this Agreement shall be applied in the following order, subject to the provisions of Sections 3.04 and 3.05:

     FIRST in payment of the fees of the Collateral Agent and of all costs, expenses and liabilities (and all interest thereon) reasonably incurred by or on behalf of the Collateral Agent and any receiver, attorney or agent in connection with carrying out its duties and exercising its powers and discretions under the Security Documents, the Bond Security Documents or this Agreement and the remuneration of the Collateral Agent and every receiver under the Security Documents and the Bond Security Documents and all amounts payable under Section 4.03;

     SECOND in payment of all costs and expenses reasonably incurred by or on behalf of any Senior Agreement Creditor or Bond Creditor in connection with such enforcement;

     THIRD in payment to the Security Agent for application towards the unpaid balance of the Senior Agreement Obligations as provided for in the Priority Agreement and in payment to the Senior Note Trustee for application towards the unpaid balance of the Senior Note Obligations, equally, ratably and pari passu between themselves; provided that all payments made to the Senior Note Trustee to the extent reasonably possible shall be made in U.S. Dollars with any non-U.S. Dollar amounts being converted to U.S. Dollars by the Collateral Agent, at the Exchange Rate, with the cost of such conversion being netted against payments made to the Senior Note Trustee;

     FOURTH the payment of the surplus (if any) to the Loan Party concerned or other person entitled thereto.

          (b) No such proceeds or amounts shall be applied in payment of any amounts specified in any of the sub paragraphs in paragraph (a) above until all amounts specified in any earlier sub paragraph have been paid in full.

          (c) An acknowledgement of receipt signed by the relevant person to whom payments are to be made under paragraph (a) above shall be a good discharge of the Collateral Agent.

          (d) The term "unpaid" as used in Section 3.03(a) refers, with respect to the relevant Loan Party or Loan Parties, to all amounts of the relevant Obligations (other than contingent indemnification and other contingent obligations as to which the applicable grantor has not received a notice of claim) outstanding as of a Distribution Date (provided that for the purpose of this provision, the amount of the Senior Agreement Obligations then outstanding shall include the undrawn face amount of, and any unreimbursed drawings under, any Documentary Credit or Spanish Bond), to the extent that prior distributions have not been made in respect thereof.

          (e) The Collateral Agent shall make all payments and distributions under this Section 3.03: (i) on account of Senior Agreement Obligations to the Security Agent, for redistribution to the holders of the Senior Agreement Obligations as provided for in the Priority Agreement; and (ii) on account of Senior Note Obligations (subject to Section 3.04) to the Senior Note Trustee, pursuant to directions of the Senior Note Trustee, for redistribution to the holders of the applicable Senior Note Obligations.

          SECTION 3.04. APPLICATION OF MONEYS DISTRIBUTABLE TO SENIOR NOTE TRUSTEE. If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to Section 3.03 to the Senior Note Trustee, and if the Senior Note Trustee shall notify the Collateral Agent in writing that no provision is made under the Indenture for the application by such Senior Note Trustee of such moneys (whether because the obligations issued under the Indenture have not become due and payable or otherwise) and the Indenture does not effectively provide for the receipt and the holding by the Senior Note Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such notification, may, at the option of the Senior Note Trustee, pay such moneys over to the applicable Loan Party, or hold such amounts in the Collateral Account, and (unless paid to the applicable Loan Party) shall hold all such amounts so distributable and all investments thereof (which investments shall be made at the direction of the Senior Note Trustee) and the net proceeds thereof in trust solely for the Senior Note Trustee (in its capacity as trustee) and for no other purpose until such time as the Senior Note Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Indenture. If no instruction is received from the Senior Note Trustee, the Collateral Agent may (but shall not be obligated to) pay such money to the applicable Loan Party. Notwithstanding the foregoing, if, at any time, all the Obligations in respect of which any moneys (and proceeds thereof) are held in trust by the Collateral Agent pursuant to this Section 3.04 cease to be outstanding for any reason, then such moneys will be applied by the Collateral Agent in accordance with Section 3.03(a). The Collateral Agent shall not be responsible for any diminution in funds resulting from investments made at the direction of the Senior Note Trustee or from holding such moneys uninvested.

          SECTION 3.05. COLLATERAL AGENT'S CALCULATIONS. For the purposes of making the allocations required by Section 3.03 with respect to any amount that is denominated in any currency other than Euros, or in the case of payments to be paid to the Senior Note Trustee in U.S. Dollars in accordance with paragraph THIRD of Section 3.03, the Collateral Agent shall, on or prior to the applicable Distribution Date, convert such amount into an amount of Euros, or in the case of payments to be paid to the Senior Note Trustee in U.S. Dollars in accordance with paragraph THIRD of Section 3.03, based upon the relevant Exchange Rate as of a recent date specified by the Collateral Agent in its reasonable discretion.

                  ARTICLE IV. AGREEMENTS WITH COLLATERAL AGENT

          SECTION 4.01. DELIVERY OF SECURED INSTRUMENTS. On or prior to the date hereof, the Company delivered to the Collateral Agent true and complete copies of (a) the Credit Agreement and the Spanish Bond Documents, and (b) the Indenture. The Company shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of any amendment, modification or supplement to any of the foregoing documents entered into after the date hereof.

          SECTION 4.02. INFORMATION AS TO SECURED PARTIES, FACILITY AGENT AND SENIOR NOTE TRUSTEE. The Company shall deliver to the Collateral Agent (and to the Senior Note Trustee, with respect to the list referred to in clause (ii)) from time to time after the date hereof upon request of the Collateral Agent, acting reasonably, a list setting forth as of a date not more than 10 days prior to the date of such delivery, (i) the aggregate unpaid principal amount of Senior Agreement Obligations outstanding (and, if requested by the Collateral Agent, the amount of Obligations outstanding under Hedging Documents with each Secured Party), (ii) the aggregate unpaid principal amount of Senior Note Obligations outstanding under the Indenture, and (iii) to the extent known to the Company, the respective names and addresses of the Facility Agent, the Security Agent, the Senior Note Trustee and each counterparty to a Hedging Document. Promptly following the request of the Collateral Agent that it do so, the Company will request the Senior Note Trustee to deliver to the Collateral Agent the names of the officers thereof authorized to give directions hereunder on behalf of such party. If the Collateral Agent does not promptly receive the names of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of such party, the Collateral Agent may rely on any person purporting to be authorized to give directions hereunder on behalf of such party to give directions hereunder on behalf of the Senior Note Trustee. If the Collateral Agent is not informed of changes of the officers of the Senior Note Trustee authorized to give directions hereunder on behalf of such party, the Collateral Agent may rely on the information previously provided to the Collateral Agent. If the Senior Note Trustee disagrees with any figures contained in the list referred to in clause (ii) and furnishes the Collateral Agent with its own list, the list provided by the Senior Note Trustee shall supersede the list provided by the Company.

          SECTION 4.03. INDEMNIFICATION.

          (a) Each Loan Party agrees to pay, indemnify, and hold the Collateral Agent (and its directors, officers, agents and employees) harmless from and against any and all Losses of the Collateral Agent (and its directors, officers, agents and employees). For purposes of this Agreement, "LOSSES" means any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including the reasonable fees and expenses of legal counsel, advisors and agents and any related VAT) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Security Documents and the Bond Security Documents or any action taken or omitted to be taken by the Collateral Agent hereunder or under the Security Documents or the Bond Security Documents, unless arising from the gross negligence, bad faith or willful misconduct of the indemnified party. In any suit, proceeding or action brought by the Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral (including, without limitation, under the Security Documents and the Bond Security Documents) for any sum owing or secured thereunder, or to enforce any provisions thereof, the Company and each other Loan Party will save, indemnify and keep the Collateral Agent and the other Secured Parties harmless from and against all expense (including the reasonable fees and expenses of legal counsel, advisors and agents, and any related VAT), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from any Loan Party, and all such obligations of each Loan Party shall be and remain enforceable against and only against each

Loan Party and shall not be enforceable against the Collateral Agent or any other Secured Party. The agreements in this Section 4.03 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Agent hereunder. The directors, officers, agents and employees of the Collateral Agent may rely on this Section 4.03(a).

          (b) In consideration of the Loan Parties granting or agreeing to grant the security under the Security Documents and the Bond Security Documents, and the Collateral Agent agreeing to act in such capacity, and without prejudice to the obligations of the Loan Parties under paragraph (a) above, each Secured Party (other than the Senior Note Trustee) must indemnify the Collateral Agent for such Secured Party's pro rata share of all Losses; provided, that the Collateral Agent's only recourse for payment of such indemnification amounts against the Secured Parties shall be to offset indemnification amounts owing against the proceeds from the disposition of Collateral otherwise distributable to the Secured Parties, as per the FIRST paragraph of Section 3.03(a). For this purpose a Secured Party's pro rata share shall be its pro rata share of the aggregate amount of the Senior Debt, Hedging Debt, Spanish Bond Debt and Senior Note Debt outstanding at the time the Loss is incurred or, if none is then outstanding, pro rata to the aggregate amount thereof immediately prior to the repayment or prepayment thereof in full. Each Secured Party may recover any amount paid by it or any loss or cost incurred by it under this paragraph (b) from the Loan Parties.

                        ARTICLE V. THE COLLATERAL AGENT

          SECTION 5.01. EXCULPATORY PROVISIONS.

          (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in the Security Documents or Bond Security Documents, all of which are made solely by the Loan Parties. The Collateral Agent makes no representations or warranties as to the value or condition of the Collateral Estate or any part thereof, or as to the title of the Loan Parties thereto or as to the security afforded by this Agreement or any Security Document or Bond Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement, the Security Documents, the Bond Security Documents or the Obligations, or any of them, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

          (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Loan Parties of any of the covenants or agreements contained herein, in any Security Document or Bond Security Document, or in any other Secured Instrument. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Obligations then held by any of the Secured Parties or the amount of any distribution or payment to be made hereunder, the Collateral Agent may rely on a certificate of such Secured Parties or the Facility Agent, in the case of the Obligations under the Senior Finance Documents (other than the Hedging Documents or Spanish Bond Debt Documents), or a certificate of the Senior Note Trustee in the case of Senior Note Obligations, and, if such Secured Party or such Facility Agent or the Senior Note Trustee, as applicable, shall not give such information to the Collateral Agent, such Person shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Company pursuant to Section 4.02), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Collateral Agent, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it, with any undistributed balance being distributed as otherwise provided herein. Nothing in the preceding sentence shall prevent any Loan Party from contesting any amounts claimed by any Secured Party in any certificate so supplied.

          (c) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement, any Security Document or any Bond Security Document if taking such action would in its reasonable opinion constitute a breach of law or regulation, or if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or increase the amount of tax payable by the Collateral Agent in any jurisdiction, or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement, any Security Document or any Bond Security Document.

          (d) The Collateral Agent shall have the same rights with respect to any Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Loan Parties as if it were not the Collateral Agent.

          (e) The Collateral Agent shall not be liable for any action taken or omitted to be taken under this Agreement, the Security Documents or the Bond Security Documents except for its own gross negligence, bad faith or willful misconduct. No person may take any proceedings against any officer, employee or agent of the Collateral Agent in respect of any claim it might have against the Collateral Agent or in respect of any act or omission of any kind by that officer, employee or agent in connection with this Agreement, any Security Document or any Bond Security Document. Any officer, employee or agent of the Collateral Agent may rely on the preceding sentence.

          SECTION 5.02. DELEGATION OF DUTIES. The Collateral Agent may execute any of the powers herein or in any Security Document or Bond Security Document and perform any duty hereunder or under any Security Document or Bond Security Document either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          SECTION 5.03. RELIANCE BY COLLATERAL AGENT.

          (a) Whenever in the administration of this Agreement, the Security Documents or the Bond Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established by any Loan Party, other Secured Party or other Person in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a responsible officer of the Company, such other Secured Party or such other Person delivered to the Collateral Agent ("responsible officer," insofar as relating to the Senior Note Trustee, having the same meaning for this purpose as the term "Responsible Officer" in the Indenture). The Collateral Agent may rely on any such certificate and shall have no obligation or liability for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.04.

          (b) The Collateral Agent may (at the cost of the Company, which shall promptly on request reimburse the Collateral Agent for the reasonable fees and expenses (and any related VAT) of any such counsel) consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under any Security Document or Bond Security Document in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement, the Security Documents or the Bond Security Documents from any court of competent jurisdiction.

          (c) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies telexes, faxes or electronic communications, to have been sent by the proper party or parties. In the absence of its own gross negligence, bad faith or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement. The Collateral Agent is not obliged to carry out any investigation or enquiry as to the genuineness, truth, adequacy or correctness of any statements, certificates, opinions or other documents delivered or furnished to it.

          (d) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Agreement, the Security Documents or the Bond Security Documents unless the Collateral Agent shall have been provided with security and indemnity in each case reasonably satisfactory to the Collateral Agent against the costs, expenses and liabilities which may be incurred by the Collateral Agent, including such reasonable advances as may be requested by the Collateral Agent.

          (e) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a responsible officer of the Company or representations made by a responsible officer of the Company in writing filed with the Collateral Agent.

          SECTION 5.04. LIMITATIONS ON DUTIES OF COLLATERAL AGENT.

          (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement, the Security Documents or the Bond Security Documents, and no implied covenants or obligations shall be read into this Agreement, any Security Document or any Bond Security Document against the Collateral Agent. By acceptance of the benefits under this Agreement, the Security Documents and the Bond Security Documents, the holders or creditors of Obligations (other than the Collateral Agent in its capacity as such) shall be deemed to have agreed that they shall not be entitled to, and shall not, (i) save as expressly provided for in this Agreement or, in the case of the Senior Agreement Creditors to the extent not inconsistent with this Agreement and the Priority Agreement, direct the actions of the Collateral Agent hereunder or under any Security Document or Bond Security Document, (ii) have the right to object to, contest or oppose any release of Collateral, and they shall be deemed to have approved any such release where the release of such Collateral is otherwise permitted or provided for by this Agreement, the Priority Agreement and the Credit Agreement, (iii) take any action, or commence any legal proceeding seeking, to require, compel or cause the Collateral Agent to enforce any of the provisions of this Agreement or any Security Document or Bond Security Document against any Loan Party or to exercise any remedy hereunder or thereunder unless such provision is then enforceable or remedy exercisable under the terms of this Agreement or the Security Documents or Bond Security Documents and an Instructing Group has instructed the Collateral Agent to enforce such provision or exercise such remedy in accordance with this Agreement (or, in the case of the Hedging Banks and the enforcement of the Hedging Security Documents, Clause 12.2 of the Priority Agreement applies), (iv) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Collateral Agent from taking any action (including the enforcement of any provisions of this Agreement or any Security Document or Bond Security Documents against any Loan Party, the exercise of any remedy hereunder or thereunder, the release of any Security Document or Bond Security Document, the release of any Collateral, the consent to any amendment or modification of this Agreement or any Security Document or Bond Security Document or the grant of any waiver hereunder or thereunder), or refraining from taking any such action, where such action or inaction is in accordance with this Agreement or any Security Document or Bond Security Document, as the case may be, or (v) otherwise take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Collateral Agent in taking any such action in accordance with this Agreement or any Security Document or Bond Security Document.

          (b) Except as herein otherwise expressly provided, the Collateral Agent shall not be under any obligation to take any action which is subject to the Collateral Agent's discretion under the provisions hereof or of any Security Document or Bond Security Document.

          (c) No provision of this Agreement or of any Security Document or Bond Security Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax or an additional amount of tax on the

Collateral Agent by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

          SECTION 5.05. MONEYS TO BE HELD IN TRUST. All moneys received by the Collateral Agent under or pursuant to any provision of this Agreement or any Security Document or Bond Security Documents (except collateral agent fees) shall be held in trust (or, if required by applicable law or regulation, as agent for the Secured Parties) for the purposes for which they were paid or are held.

          SECTION 5.06. RESIGNATION AND REMOVAL OF THE COLLATERAL AGENT.

          (a) The Collateral Agent may at any time, by giving written notice to the Company, the Facility Agent and the Senior Note Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii) the acceptance of such appointment by such successor Collateral Agent. After the giving of any such notice, an Instructing Group, after consultation with the Company, may appoint a successor Collateral Agent. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 60 days after the Collateral Agent (the "RESIGNING AGENT") gives the aforesaid notice of resignation, the Resigning Agent or the Facility Agent may apply to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been appointed as provided in this Section 5.06. On the appointment of any successor Collateral Agent the Resigning Agent shall automatically resign and be discharged. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Instructing Group as provided in Section 5.06(b). An Instructing Group may, at any time upon the Facility Agent giving 30 days' prior written notice thereof to the Collateral Agent, remove the Collateral Agent and appoint a successor Collateral Agent after consultation with the Company, such removal to be effective upon the acceptance of such appointment by the successor.

          (b) If at any time the Collateral Agent shall resign or be removed or become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Agent for any other cause, a successor Collateral Agent may be appointed by an Instructing Group, after consultation with the Company. The powers, duties, authority and title of the predecessor Collateral Agent shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement, the Security Documents and the Bond Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, duties, authority and title of its predecessor; but such predecessor shall at the expense and cost of the Company and the Loan Parties who shall indemnify such predecessor against any reasonable cost or expense it incurs, nevertheless, on the written request of the Facility Agent, the Company, or the successor Collateral Agent, execute and deliver an instrument or instruments (together with such board resolutions or other corporate authorizations reasonably required by the Facility Agent, the Company or the successor Collateral Agent) transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and under the Security Documents and the Bond Security Documents and shall deliver all Collateral held by it or its agents to such successor Collateral Agent. Should any deed, conveyance or other instrument in writing from any Loan Party be required by any successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties, authority and title vested or intended to be vested in the predecessor Collateral Agent, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Collateral Agent, be promptly executed, acknowledged and delivered to the Collateral Agent (together with such board resolutions or other corporate authorizations reasonably required by the Facility Agent, the Company or the successor Collateral Agent) by such Loan Party. If such Loan Party shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it receives a written request from the successor Collateral Agent to do so, or if an event of default (howsoever described in any of the Secured Instruments) shall have occurred and be continuing, the predecessor Collateral Agent may execute the same on behalf of such Loan Party. Each Loan Party hereby appoints any predecessor Collateral Agent as its agent and attorney to act for it as provided in the next preceding sentence.

          (c) The Loan Parties shall take such action as the successor Collateral Agent may consider necessary and the predecessor Collateral Agent at the request (and cost) of the Company shall take such action as may be reasonably practicable in order that the Security Documents or Bond Security Documents or replacements therefore shall provide for perfected and enforceable security in favour of any successor Collateral Agent and the Secured Parties, including making available to the successor Collateral Agent such documents and records as the successor Collateral Agent shall reasonably request to the extent practical and enforceable under local laws, regulations and procedures.

          (d) If the Senior Discharge Date (as defined in the Priority Agreement) has occurred or in such other circumstances as the Security Agent is entitled under the Priority Agreement to release and discharge all of the security under the Security Documents, the Collateral Agent shall give notice to the Company and the Senior Note Trustee. Following the giving of such notice, the existing Collateral Agent may resign and (without any liability to the Senior Note Trustee or any Bond Creditor or any other person) may release and discharge all of the security under the Security Documents and the Bond Security Documents or any of them (and the Senior Note Trustee and Bond Creditors shall be deemed to have consented to any such release and discharge) and deliver to the Company or the other Loan Parties all share certificates, title documents or other agreements or instruments representing or evidencing any Collateral charged or secured under the Security Documents or the Bond Security Documents in the possession of the Collateral Agent, and the Senior Note Trustee or any Bond Creditor or any other person shall have no claim against the Collateral Agent in respect of any such release and discharge of the security and the Security Documents or Bond Security Documents. On any such release and discharge the Collateral Agent shall have no further obligations or liabilities under this Agreement or the Security Documents or Bond Security Documents. This provision is without prejudice to Section 6.12.

          SECTION 5.07. MERGER OF THE COLLATERAL AGENT. Any Person into which the Collateral Agent may be merged, or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the

Collateral Agent under this Agreement, the Security Documents and the Bond Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

          SECTION 5.08. CO-COLLATERAL AGENTS: SEPARATE COLLATERAL AGENTS.

          (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of any of the Secured Parties, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document or Bond Security Document, the Collateral Agent and the Company and any other Loan Party requested by the Collateral Agent shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Agent, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under this Agreement or under any of the Security Documents or Bond Security Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If the Company or any other Loan Party so requested by the Collateral Agent shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Agent to do so, or if an event of default (howsoever described) under any of the Secured Instruments shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this Section 5.08(a) without the concurrence of such Loan Parties and execute and deliver such instruments and agreements on behalf of such Loan Parties. Each of the Loan Parties hereby appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 5.08(a) in either of such contingencies.

          (b) Every separate collateral agent and every co-collateral agent, other than any successor Collateral Agent appointed pursuant to Section 5.06, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the relevant Security Documents and Bond Security Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents;

          (iii) no power given hereby or by the relevant Security Documents and Bond Security Documents to, or which is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

          (iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder; and

          (v) the Collateral Agent, at any time by an instrument in writing, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding.

          SECTION 5.09. TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL AGENT:
REPRESENTATIVES OF SECURED PARTIES.

          (a) The Collateral Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

          (b) If requested by the Collateral Agent, any Person which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Collateral Agent such documents, including Opinions of Counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders or creditors of the Obligations under the Credit Agreement are represented hereunder by the Facility Agent and the holders of the Senior Notes Obligations are represented hereunder by the Senior Note Trustee).

          (c) The Collateral Agent shall have only those duties which are expressly specified in this Agreement, the Security Documents or the Bond Security Documents. The Collateral Agent's duties under this Agreement, the Security Documents or the Bond Security Documents are of a mechanical and administrative nature.

          (d) The Collateral Agent shall not be liable to any Loan Party or Secured Party for any breach by any other party of this Agreement or any of the Security Documents or the Bond Security Documents.

          (e) The Collateral Agent has no duty to provide any Secured Party with any credit or other information relating to the business, assets or financial condition of any Loan Party or any other member of the Group whenever coming into its possession.

          (f) The Collateral Agent need not disclose any information to any person if such disclosure would or might in the reasonable opinion of the Collateral Agent constitute a breach of any law or regulation or be otherwise actionable by any person. Any information acquired by the Collateral Agent which, in its opinion, is acquired by it otherwise than in its capacity as Collateral Agent may be treated as confidential by the Collateral Agent and will not be treated as information possessed by the Collateral Agent in its capacity as such.

          (g) The Collateral Agent shall not be liable (i) for any failure to give notice to any third party or to register, file or record (or any defect in such registration, filing or recording) any security under the Security Documents or the Bond Security Documents, or (ii) to obtain any licence, consent or other authority for the creation of any security or (iii) for any failure, omission, or defect in creating, perfecting or protecting the security constituted under the Security Documents or the Bond Security Documents or any security created thereby.

          (h) The Collateral Agent may accept without enquiry such title as any Obligor may have to the Collateral over which security is intended to be created by any Security Document or Bond Security Document.

          (i) The Collateral Agent in its capacity as trustee, agent or otherwise shall not be under any obligation to hold any title deeds, share certificates or any other documents in connection with the Collateral charged by any Security Document or Bond Security Document or any other such security in its own possession or to take any steps to protect or preserve or insure the same. The Collateral Agent may permit the relevant Obligor or any lawyer or firm of lawyers to retain all such title deeds, share certificates and other documents in its possession if it reasonably considers that it is appropriate in all the circumstances.

          (j) Save as otherwise provided in the Security Documents or Bond Security Documents, all moneys which under the trusts herein or therein contained are received by the Collateral Agent in its capacity as trustee or otherwise may be invested in the name of or under the control of the Collateral Agent in any investment for the time being authorised by English law for the investment by trustees of trust money or in any other investments which may be selected by the Collateral Agent. Additionally, the same may be placed on deposit in the name of or under the control of the Collateral Agent at such bank or institution (including itself) and upon such terms as the Collateral Agent may think fit.

          (k) If there is any conflict between the provisions of this Agreement and any Security Document or Bond Security Document with regard to instructions to or other matters affecting the Collateral Agent, this Agreement will prevail.

          (l) Where there are any inconsistencies between the Trustee Act 1925 and the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail. In the case of any such inconsistency with the Trustee Act

2000 the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of the Act.

                           ARTICLE VI. MISCELLANEOUS

          SECTION 6.01. REPRESENTATIONS. Each Loan Party represents and warrants to the Collateral Agent that:


          (a) This Agreement is its legally binding, valid and, subject to the Reservations, enforceable obligation;

          (b) It has the power to enter into and perform and has taken all necessary action to authorize the entry into and performance of this Agreement and the Security Documents and the Bond Security Documents to which it is or will be a party and the transactions contemplated thereby;

          (c) The entry into and performance by it of this Agreement and the Security Documents and Bond Security Documents to which it is a party do not conflict with:

          (i) any law or regulation applicable to it;

          (ii) its or any of its subsidiaries' constitutional documents;

          (iii) any agreement or instrument binding on it or any of its subsidiaries or its or any of its subsidiaries' assets or constitute a default or termination event (however described) under any such agreement or instrument, in each case to an extent or in a manner which would have a Material Adverse Effect;

          (d) It is in compliance with the terms of the Indenture and the entry into and performance by it of its obligations under this Agreement, the Security Documents and the Bond Security Documents do not breach or conflict with the terms of the Indenture.

For the avoidance of doubt, the foregoing representations and warranties are made as indicated by the Loan Parties and not by the Collateral Agent and the Senior Note Trustee. In particular, and without limiting the preceding sentence, the Collateral Agent and the Senior Note Trustee make no representation or warranty that the performance by the parties hereto of their obligations under this Agreement, the Security Documents and the Bank Security Documents does not breach or conflict with the terms of the Indenture.

          SECTION 6.02. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Clause 37 of the Credit Agreement. All communications and notices hereunder to any Loan Party shall be given to the Company. All communications and notices hereunder to the Senior Note Trustee shall be given to it as provided in the Indenture and at the address specified therefor in writing by the Senior Note Trustee to the Collateral Agent.

          SECTION 6.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Loan Party herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Collateral Agent and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 6.04. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 6.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 6.06. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY ENGLISH LAW.

          SECTION 6.07. WAIVERS: AMENDMENT.

          (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other relevant Secured Parties are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Loan Party in any case shall entitle such Loan Party or any other Loan Party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply. None of the provisions of this Agreement, any Security Document or any Bond Security Document shall require or be construed to require any consent of any Secured Party (other than the Collateral Agent) to any such waiver, amendment or modification.

          (c) Notwithstanding the foregoing, if any amendment is entered into with respect to any Security Document or Bond Security Document or any new security document is executed that grants a Security Interest to any Secured Party in any Collateral, then the Collateral Agent and the Loan Parties shall enter into an amendment to this Agreement, the Security Documents or the Bond Security Documents, as applicable, or enter into such additional Security Documents or Bond Security Documents in form and substance reasonably satisfactory to the Collateral Agent and the Loan Parties, providing for the other Secured Parties to benefit from an equivalent Security Interest to the extent required by the Indenture or the Credit Agreement; provided that no consent of any Secured Party other than the Collateral Agent shall be required for such amendments.

          SECTION 6.08. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 6.09. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 6.10. JURISDICTION.

          (a) Subject to paragraph (c) below, the English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement and each party submits to the exclusive jurisdiction of the English courts for purposes of resolving disputes arising out of or in connection with this Agreement.

          (b) The English courts are appropriate and convenient courts to settle any such dispute and each Obligor and the Senior Note Trustee waives objection to those courts on the grounds on inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

          (c) To the extent allowed by law the Collateral Agent may take proceedings in any other court and concurrent proceedings in any number of jurisdictions.

          SECTION 6.11. SERVICE OF PROCESS.

          (a) Each Loan Party not incorporated in England and Wales irrevocably appoints Law Debenture Corporate Services Limited (whose address is Fifth Floor, 100 Wood Street, London EC2V 7EX) as its agent under this Agreement for service of process in any proceedings before the English courts.

          (b) If any person appointed as process agent is unable for any reason to act as agent for service of process, the Company (on behalf of all the Loan Parties) shall promptly appoint another agent on terms acceptable to the Collateral Agent. Failing this, the Collateral Agent may appoint another agent for this purpose.

          (c) Each Obligor agrees that failure by a process agent to notify it of any process will not invalidate the relevant proceedings.

          (d) This Clause does not affect any other method of service allowed by law.

          SECTION 6.12. TERMINATION.

          (a) Upon the Senior Discharge Date (as defined in the Priority Agreement) occurring and irrespective of whether any Senior Note Obligations remain outstanding, the Collateral Agent shall (at the cost and expense of the Loan Parties) release the Security Interests created by the Security Documents and the Bond Security Documents and all right, title and interest of the Collateral Agent in and to the Collateral shall revert to the Loan Parties, their successors and assigns.

          (b) Upon the release of the Collateral in accordance with Section 6.12(a), the Collateral Agent will promptly, at the Company's written request and expense, (i) execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such Security Interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Loan Parties all property of the Loan Parties then held by the Collateral Agent or any agent thereof.

          (c) This Agreement (other than Section 4.03 and the provisions of
Article V) shall terminate when the Security Interests granted under the Security Documents have terminated or been discharged or released, all moneys held in the Collateral Account (if any) have been distributed to the Secured Parties or released to the appropriate Loan Parties in accordance with Section
3.03 and the Collateral has been released.

          (d) At any time when the Security Agent is entitled under the Priority Agreement to release any Security Interest created by any of the Security Documents, the Collateral Agent shall, at the same time as any such Security Interest under any Security Document is released, release any Security Interest under any Bond Security Document over the same asset or Collateral. All such releases shall be at the cost of the relevant Loan Party.

          (e) The Company shall give the Senior Note Trustee prompt notice of the occurrence of the Senior Discharge Date.

          SECTION 6.13. INSPECTION BY REGULATORY AGENCIES. The Collateral Agent shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person's possession at all times for inspection by any regulatory agency having jurisdiction over the Collateral Agent or a Loan Party to the extent required by such regulatory agency in its discretion.

          SECTION 6.14. NEW LOAN PARTIES. If any member of the Group becomes party to a Security Document or Bond Security Document, the Company will procure that such member becomes a party to this Agreement as a Loan Party by the execution and delivery to the Collateral Agent of a duly executed Deed of Accession (together with such board resolutions and other corporate documentation as the Collateral Agent may reasonably require).

          SECTION 6.15. BOND SECURITY DOCUMENTS. Subject to Section 2.03, the Company shall be responsible for filing and refiling and recording and rerecording all documents and notices and taking any other action necessary or advisable in any applicable jurisdiction to perfect and maintain the perfection of the Bond Creditors' (or the Collateral Agent's on behalf of the Bond Creditors) Security Interest in the Collateral provided for under the Bond Security Documents to the extent practical and enforceable under local laws, regulations and procedures. No failure to perfect or maintain the perfection of any such Security Interest or any invalidity or insufficiency of or failure to enter into any Bond Security Document shall impair the rights of the Bond Creditors hereunder to share in the proceeds of the Collateral as provided for in Section 3.03 hereof. The Company shall pay or procure the payment of all stamp, registration, documentary and other similar fees, duties and taxes payable on or in connection with the execution and delivery of this Agreement and the Bond Security Documents.

          In case any Bond Security Document provides that any action to be taken thereunder may not be taken except with the consent or upon the direction or request of the Bond Creditors, provided that no event of default (as defined in the Indenture) has occurred and is continuing, and except for matters which under this Agreement may only be taken upon the instructions, request or direction of an Instructing Group, the Collateral Agent may instead act with the consent or upon the direction or request of the applicable Loan Party, provided, that the Collateral Agent shall have received from such Loan Party a certificate to the effect that the applicable action does not violate the Indenture (including the equal and ratable security provisions of Section 1009 thereof) or otherwise adversely affect the interests of the Bond Creditors.

          SECTION 6.16. LOAN PARTIES' UNDERTAKING

          Each of the Loan Parties undertakes in favour of the Collateral Agent and Smurfit Capital Funding PLC and each of the Guarantors (as defined in the Indenture and, together with Smurfit Capital Funding PLC, the "BOND PARTIES") that it will grant such security interests to the Collateral Agent in respect of the Senior Note Obligations, including, but not limited to, the Bond Security Documents, as are required to be granted by the terms of the Indenture.

          SECTION 6.17. COLLATERAL AGENT CREDITOR

          (a) Each of the Bond Parties, the Senior Note Trustee on behalf of each of the Bond Creditors and the Collateral Agent agree that the Collateral Agent shall be the joint and several creditor (together with the relevant Bond Creditor) of each and every payment obligation of any Bond Party towards each and any of the Bond Creditors under the Indenture and the Senior Notes, and that accordingly the Collateral Agent will have its own independent right to demand performance by the relevant Bond Party of that obligation when due (such obligations owing to the Collateral Agent being the "COLLATERAL AGENT OBLIGATIONS"). However, the Collateral Agent shall not by virtue of this Section
6.17 be entitled to pursue any Bond Party simultaneously with any Bond Creditor for the same obligations.

          (b) Without limiting or affecting the Collateral Agent's rights against any Loan Party (whether under this paragraph or under any other provision of the Secured Instruments), the Collateral Agent agrees (on a several and divided basis) that, subject as set out in the next sentence, it will not exercise its rights as a joint and several creditor with a Bond Creditor except with the consent of that Bond Creditor. However, nothing in the previous sentence shall limit to any extent the Collateral Agent's right in whatever capacity to take any action to protect or preserve any rights under any Security Document or Bond Security Document or to enforce any

Security Interest created thereby as contemplated by this Agreement and/or the relevant Security Document or Bond Security Document (or to do any act reasonably incidental to any of the foregoing).

          (c) This Section applies except to the extent the Collateral Agent specifies that it shall not apply in relation to a specific Loan Party or all Loan Parties incorporated in a particular jurisdiction.

          (d) For the purposes of paragraph (a) above under the law of The Netherlands the Collateral Agent shall be a "hoofdelijk crediteur".

          SECTION 6.18. THIRD PARTY BENEFICIARIES.

          (a) Each Secured Party shall be a third party beneficiary of this Agreement. Each Secured Party shall participate in the benefits of this Agreement, the Security Documents and the Bond Security Documents, pursuant to the terms of this Agreement, the Security Documents and the Bond Security Documents.

          (b) Notwithstanding paragraph (a) above this Agreement or any provision hereof may be waived, amended or modified pursuant to Section 6.07(b).

          (c) Except to the extent expressly provided to the contrary in this Agreement, or in any Secured Instrument or Bond Security Document, a person who is not a party to this Agreement, a Secured Instrument or a Bond Security Document may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


PRESENT when the common seal of MDCP
ACQUISITIONS I was hereunto affixed:-

                                      /s/ Ian Curley
                                      ----------------------------------------
                                      Name:
                                      Title:   Director


                                      /s/ Jacqui McGowan-Smith
                                      ----------------------------------------
                                      Name:
                                      Title:   Director/Secretary


                                      For and on behalf of
                                      BRADWELL LIMITED, SECRETARY


PRESENT when the common seal of MDCP
Acquisitions LIMITED was hereunto affixed:-

                                      /s/ Ian Curley
                                      ----------------------------------------
                                      Name:
                                      Title:   Director



                                      ----------------------------------------
                                      Name:
                                      Title:   Director/Secretary


                                      For and on behalf of
                                      BRADWELL LIMITED, SECRETARY

PRESENT when the common seal of MDP
ACQUISITIONS PLC was hereunto affixed:-

                                      /s/ Ian Curley
                                      ----------------------------------------
                                      Name:
                                      Title:   Director


                                      /s/ Jacqui McGowan-Smith
                                      ----------------------------------------
                                      Name:
                                      Title:   Director/Secretary


                                      For and on behalf of
                                      BRADWELL LIMITED, SECRETARY

                                      Executed as a Deed by DEUTSCHE BANK
                                      AG LONDON, as Collateral Agent acting
                                      by its authorized signatories

                                      By  /s/ Suzie Smith
                                        --------------------------------------
                                          Name
                                          Title

                                      By  /s/ Sally Gilding
                                        --------------------------------------
                                          Name
                                          Title
                                          acting under the authority of that
                                          company

                                      Executed as a Deed by DEUTSCHE BANK
                                      AG LONDON, as Security Agent acting by
                                      its authorized signatories

                                      By  /s/ R.K. Lane-Smith
                                        --------------------------------------
                                          Name
                                          Title

                                      By  /s/ Graham Hodgkin
                                        --------------------------------------
                                          Name
                                          Title
                                          acting under the authority of that
                                          company

                                      Executed as a Deed by JPMORGAN
                                      CHASE BANK, as Senior Note Trustee

                                      By  /s/ James D. Heaney
                                        --------------------------------------
                                          Name
                                          Title

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


BERMUDA

The common seal of
FIBRAS LIMITED                        Signed:  /s/ Sarah Moule
was hereunto affixed in the                    -------------------------------
presence of:                                   Director

                                      Date:
                                               -------------------------------


                                      Signed:  /s/ Garland Ince
                                               -------------------------------
                                               Director/Secretary

                                      Date:
                                               -------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.


GERMANY
Schneverdinger Wellpappenwerk GmbH    Granted as a deed by Schneverdinger
                                      Wellpappenwerk GmbH acting by:

                                      Name:    /s/ Michael Brenck
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------


                                      Signed:
                                               -------------------------------

                                      acting under the authority of that
                                      company in the presence of:

                                      Witness's Signature: /s/ Peter C. Fischer
                                                           ---------------------
                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.

GERMANY

Wellit Wellpappenfabrik GmbH &        Granted as a deed by Wellit
Co. KG                                Wellpappenfabrik GmbH & Co. KG acting by:

                                      Name:    /s/ Michael Brenck
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------


                                      Signed:
                                               -------------------------------

                                      acting under the authority of that company in the presence of:

                                      Witness's Signature: /s/ Peter C. Fischer
                                                           --------------------

                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.


GERMANY

CD Haupt Papier und Papierfabrik      Granted as a deed by CD Haupt Papier and
GmbH & Co KG                          Papierfabrik GmbH & Co KG acting by:

                                      Name:    /s/ Michael Brenck
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      acting under the authority of that company in the presence of:

                                      Witness's Signature: /s/ Peter C. Fischer
                                                           -------------------
                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.


GERMANY

Papierverwaltungsgesellschaft         Granted as a deed by
Wrexen GmbH                           Papierverwaltungsgesellschaft Wrexen GmbH
                                      acting by:


                                      Name:    /s/ Michael Brenck
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      acting under the authority of that company in the presence of:

                                      Witness's Signature: /s/ Peter C. Fischer
                                                           -------------------

                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.


GERMANY

Smurfit Holdings GmbH                 Granted as a deed by Smurfit Holdings GmbH
                                      acting by:

                                      Name:    /s/ Bernard Van Der Weerden
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      acting under the authority of that company in the presence of:

                                      Witness's
                                      Signature: /s/ A. Van Der Weerden-Rowaan
                                                 -----------------------------

                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed ad delivered as a deed as of the day and year first written above.


GERMANY

Wellit Wellenpappenfabrik             Granted as a deed by Wellit
Verwaltungs GmbH                      Wellenpappenfabrik Verwaltungs GmbH
                                      acting by:

                                      Name:    /s/ Michael Brenck
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      and,

                                      Name:
                                               -------------------------------

                                      Signed:
                                               -------------------------------

                                      acting under the authority of that company in the presence of:

                                      Witness's Signature: /s/ Peter C. Fischer
                                                           --------------------
                                      Name:

                                      Address:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


GIBRALTAR

EXECUTED as a deed by                   )
Wilshaw Investments Limited acting by   )    Signed: /s/ Simon Groom
                                                     --------------------------
                                        )            For and on behalf of
                                        )            Wilshaw Investments Limited
and                                     )
                                        )

acting under the authority of that           Signed: /s/ Nicholas Roger Foley
company in the presence of:                          --------------------------
                                                     For and on behalf of
                                                     Wilshaw Investments Limited
Witness's
Signature: /s/ Catherine Carpi
           ---------------------------

Name:
     ---------------------------------

Address:
        ------------------------------

PRESENT when the common seal                 /s/ Michael O'Riordan

of JEFFERSON SMURFIT GROUP PLC

was affixed hereto:-                         /s/ Anthony Smurfit



PRESENT when the common seal                 /s/ Michael O'Riordan

of AMISFIELD LIMITED

was affixed hereto:-                         /s/ John Mitchell



PRESENT when the common seal                 /s/ Michael O'Riordan

of BELGRAY HOLDINGS

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of CRAYSIDE LIMITED

was affixed hereto:-                         /s/ David Brophy



PRESENT when the common seal                 /s/ Michael O'Riordan

of DAMOUS LIMITED

was affixed hereto:-                         /s/ Gerard Fagan

PRESENT when the common seal                 /s/ Michael O'Riordan

of GWEEBARRA LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of HEADLEY HOLDINGS

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of IONA PRINT LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of JEFFERSON SMURFIT & SONS LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ David Brophy

of SMURFIT CAPITAL

was affixed hereto:-                         /s/ Brian Marshall

PRESENT when the common seal                 /s/ David Brophy

of SMURFIT CAPITAL FUNDING PLC

was affixed hereto:-                         /s/ Brian Marshall



PRESENT when the common seal                 /s/ David Brophy

of SMURFIT CAPITAL LEASING

was affixed hereto:-                         /s/ Brian Marshall



PRESENT when the common seal                 /s/ Michael O'Riordan

of SMURFIT INTERNATIONAL LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of SMURFIT INVESTMENTS (IRELAND) LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of SMURFIT IRELAND LIMITED

was affixed hereto:-                         /s/ Gerard Fagan

PRESENT when the common seal                 /s/ David Brophy

of SMURFIT NEWS PRESS LIMITED

was affixed hereto:-                         /s/ James Fitzharris



PRESENT when the common seal                 /s/ Michael O'Riordan

of SMURFIT SERVICES LIMITED

was affixed hereto:-                         /s/ Gerard Fagan



PRESENT when the common seal                 /s/ Michael O'Riordan

of THE KILDARE HOTEL & COUNTRY CLUB LIMITED

was affixed hereto:-                         /s/ John Mitchell

PRESENT when the common seal                 /s/ Michael O'Riordan

of SMURFIT CORRUGATED IRELAND

was affixed hereto:-                         /s/ James Fitzharris

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


NETHERLANDS

EXECUTED as a deed by                   )
Packaging Investments Holdings (PIH) BV )    Signed:  /s/ D.P. Stolp
acting by                               )            --------------------------
                                        )            For and on behalf of
                                        )            Packaging Investments
and                                     )            Holdings (PIH) BV
                                        )
                                        )
acting under the authority of that           Signed:  /s/ J.C. Plattel
company in the presence of:                          --------------------------
                                                     For and on behalf of
                                                     Packaging Investments
Witness's                                            Holdings (PIH) BV
Signature:  /s/ Bart Elema
          ----------------------------
Name:  Bart Elma
     ---------------------------------

Address:
        ------------------------------

EXECUTED as a deed by                   )
Packaging Investments International     )    Signed:  /s/ D.P. Stolp
(PII) BV acting by                      )            --------------------------
                                        )            For and on behalf of
                                        )            Packaging Investments
                                        )            International (PII) BV
and                                     )
                                        )
                                        )
acting under the authority of that           Signed:  /s/ J.C. Plattel
company in the presence of:                          ---------------------------
                                                     For and on behalf of
                                                     Packaging Investments
Witness's                                            International (PII) BV
Signature: /s/ Bart Elema
          ----------------------------

Name:  Bart Elema
     ---------------------------------

Address: Fred Roeshestraat 123
         1076 EE Amsterdam
         The Netherlands
        ------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


NETHERLANDS

EXECUTED as a deed by                   )
Packaging Investments Netherlands       )    Signed:  /s/ D.P. Stolp
(PIN) BV acting by                      )            --------------------------
                                        )            For and on behalf of
                                        )            Packaging Investments
                                        )            Netherlands(PIN) BV
and                                     )
                                        )
                                        )

acting under the authority of that           Signed:  /s/ J.C. Plattel
company in the presence of:                          --------------------------
                                                     For and on behalf of
                                                     Packaging Investments
                                                     Netherlands (PIN) BV
Witness's
Signature:  /s/ Bart Elema
          ---------------------------

Name:  Bart Elema
     --------------------------------

Address:  Fred Roeshestraat 123
          1076 EE Amsterdam
          The Netherlands
        -----------------------------

EXECUTED as a deed by                   )
Smurfit Corrugated BV acting by         )    Signed:  /s/ D.P. Stolp
                                        )            --------------------------
                                        )            For and on behalf of
and                                     )            Smurfit Corrugated BV
                                        )
                                        )

acting under the authority of that           Signed:  /s/ J.C. Plattel
company in the presence of:                          --------------------------
                                                     For and on behalf of
                                                     Smurfit Corrugated BV

Witness's
Signature:  /s/ Bart Elema
          ---------------------------

Name:  Bart Elema
     --------------------------------

Address:  Fred Roeshestraat 123
          1076 EE Amsterdam
          The Netherlands
        -----------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.

NETHERLANDS

EXECUTED as a Deed by                   )
Smurfit Holdings BV acting by           )    Signed:  /s/ D.P. Stolp
                                        )            --------------------------
                                        )            For and on behalf of
and                                     )            Smurfit Holdings BV
                                        )
                                        )
acting under the authority of that
company in the presence of:                  Signed:  /s/ J.C. Plattel
                                                     --------------------------
                                                     For and on behalf of
                                                     Smurfit Holdings BV

Witness's
Signature:  /s/ Bart Elema
          ---------------------------

Name:  Bart Elema
     --------------------------------

Address:  Fred Roeshestraat 123
          1076 EE Amsterdam
          The Netherlands
        -----------------------------

EXECUTED as a deed by                   )
Smurfit International BV acting by      )    Signed:  /s/ D.P. Stolp
                                        )            --------------------------
                                        )            For and on behalf of
and                                     )            Smurfit International BV
                                        )
                                        )
acting under the authority of that           Signed:  /s/ J.C. Plattel
company in the presence of:                          --------------------------
                                                     For and on behalf of
                                                     Smurfit International BV

Witness's
Signature:  /s/ Bart Elema
          ---------------------------

Name:  Bart Elema
     --------------------------------

Address:  Fred Roeshestraat 123
          1076 EE Amsterdam
          The Netherlands
        -----------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.

NETHERLANDS

EXECUTED as a deed by                   )
Smurfit Investments BV acting by        )    Signed:  /s/ D.P. Stolp
                                        )            --------------------------
                                        )            For and on behalf of
                                        )            Smurfit Investments BV
and                                     )
                                        )
                                        )
acting under the authority of that
company in the presence of:                  Signed:  /s/ J.C. Plattel
                                                     --------------------------
                                                     For and on behalf of
                                                     Smurfit Investments BV

Witness's
Signature:  /s/ Bart Elema
          ---------------------------

Name:  Bart Elema
     --------------------------------

Address:  Fred Roeshestraat 123
          1076 EE Amsterdam
          The Netherlands
        -----------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.


SWEDEN

EXECUTED as a deed by                   )    Signed: /s/ Michael O'Riordan
Smurfit Holdings AB acting by           )            --------------------------
                                        )            For and on behalf of
                                        )            Smurfit Holdings AB
                                        )
and                                     )
                                        )
                                        )    Signed:
                                                     --------------------------
acting under the authority of that      )            For and on behalf of
company in the presence of:                          Smurfit Holdings AB


Witness's
Signature: /s/ Brian Marshall
           --------------------------

Name:
     --------------------------------

Address:
        -----------------------------

IN WITNESS WHEREOF,, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the day and year first written above.

VENEZUELA

EXECUTED as a deed by                   )    Signed: /s/ Cristobal Mendoza
Inversiones Isica C.A. acting by        )            ---------------------
                                        )            For and on behalf of
                                        )            Inversiones Isica C.A.
                                        )
and                                     )
                                        )
                                        )
acting under the authority of that company in the
presence of:

Witness's
Signature: /s/ Luis I. Mendoza, III
           ------------------------

Name:
     --------------------------------

Address:
        -----------------------------

                                   SCHEDULE I

                                DEED OF ACCESSION

THIS DEED dated [      ], [  ] is supplemental to a collateral ranking agreement
(the "COLLATERAL RANKING AGREEMENT") dated [      ], [  ] between, inter alia,
MDCP Acquisitions Ltd as the Parent and certain of its Subsidiaries as Loan Parties, JPMorgan Chase Bank as trustee under the Indenture and Deutsche Bank AG London as collateral agent.

Words and expressions defined in the Collateral Ranking Agreement have the same meaning when used in this Deed.

[NAME OF NEW LOAN PARTY] hereby agrees with each other person who is or who becomes a party to the Collateral Ranking Agreement that with effect on and from the date hereof it will be bound by the Collateral Ranking Agreement as a Loan Party as if it had been party originally to the Collateral Ranking Agreement in that capacity and that it shall perform all of the undertakings and agreements set out in the Collateral Ranking Agreement and given by a Loan Party.

This document takes effect as a deed notwithstanding that the Collateral Agent only executes under hand.

This deed is governed by English law.

[INSERT APPROPRIATE EXECUTION LANGUAGE]

*[             ] Delete as applicable

Acknowledged.

[COLLATERAL AGENT]

By: